UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2015

IDI, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

333-158336	77-0688094
(Commission File Number)	(I.R.S. Employer Identification No.)

2650 North Military Trail, Suite 300, Boca Raton, Florida	33431
(Address of Principal Executive Offices)	(Zip Code)

(561) 757-4000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Explanatory Note

As reported in a Current Report on Form 8-K filed with Securities and Exchange Commission on March 26, 2015 (the “Initial Form 8-K”) by IDI, Inc. (f/k/a Tiger Media, Inc., the “Company”), on March 21, 2015, the Company completed its acquisition (the “Merger”) of IDI Holdings, LLC (f/k/a The Best One, Inc., “IDI Holdings”) and IDI Holdings’ wholly-owned subsidiary Interactive Data, LLC (“Interactive Data”) pursuant to the terms and conditions of the Merger Agreement and Plan of Reorganization, as amended, dated December 14, 2014.

On June 5, 2015, the Company filed Amendment No. 1 to the Initial Form 8-K to provide the audited financial statements of Interactive Data as of and for the year ended December 31, 2014, audited financial statements of IDI Holdings as of and for the period from September 22, 2014 (inception) through December 31, 2014, and unaudited pro forma financial information giving effect to the Merger as of and for the year ended December 31, 2014.

L.L. Bradford & Company, LLC, an independent certified public accounting firm, performed the audit of the financial statements described above in accordance with the standards of the American Institute of Certified Public Accountants. Subsequent to the filing of Amendment No. 1 to the Initial Form 8-K, L.L. Bradford & Company, LLC re-audited the financial statements of IDI Holdings in accordance with the standards of the Public Company Accounting Oversight Board (the “PCAOB”). The Company is filing this Amendment No. 2 to the Initial Form 8-K to file the IDI Holdings financial statements audited in accordance with the standards of the PCAOB and the unaudited pro forma financial information giving effect to the Merger as of and for the year ended December 31, 2014.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired:

•	The audited consolidated financial statements of IDI Holdings as of and for the period from September 22, 2014 (inception) through December 31, 2014 and the accompanying notes thereto.

(b) Pro Forma Financial Information:

•	The unaudited pro forma condensed consolidated balance sheet giving effect to the Merger as of December 31, 2014 and the unaudited pro forma condensed consolidated statement of operations giving effect to the Merger for the year ended December 31, 2014.

(d) Exhibits

The following exhibits are filed as part of this report:

Exhibit No.	Description

23.1	Consent of L.L. Bradford & Company, LLC

99.1	Financial Statements of IDI Holdings

99.2	Pro Forma financial information giving effect to the Merger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDI, INC.

Date: July 10, 2015	By:	/s/ Aaron Solomon
Aaron Solomon
Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of L.L. Bradford & Company, LLC

99.1	Financial Statements of IDI Holdings

99.2	Pro Forma financial information giving effect to the Merger